SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    Form 8-K
                                 Current Report




                     Pursuant to Section 13 to 15(d) of the




                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 29, 1999




                                  MESTEK, INC.
               (Exact name of registrant as specified in Charter)





Pennsylvania                          1-448                         25-0661650
State of jurisdiction of     (Commission File Number)             (IRS Employer
Incorporation)                                              Identification No.)



260 North Elm Street, Westfield, Massachusetts                           01085
(Address of principal executive offices)                             (Zip code)



Registrant's telephone number, including area code  (413) 568-9571

Item 5 - Other Events:
----------------------

At a meeting held December 14, 1999, the Board of Directors of Mestek, Inc. resolved to continue the company's program of selective "open market" purchases of its own common stock. Under this program, 124,002 shares of Mestek common stock have been acquired in 1999, 78,100 in the current quarter. In addition, the Board authorized the purchase of up to an additional 300,000 shares. The Board resolution does not require that any purchases be made. Additional purchases will be subject to price and market conditions.


                                    SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Mestek, Inc.
                                                (Registrant)

Dated:  December 29, 1999                       By:/s/ Stephen M. Shea
                                                Stephen M. Shea
                                                Senior Vice President - Finance
                                                Chief Financial Officer